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                                                                   EXHIBIT 10.16

                IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

                          IN AND FOR NEW CASTLE COUNTY

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IN RE CARVER BANCORP, INC.           :                 Cons. C.A. No. 17743
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                STIPULATION AND ORDER OF DISMISSAL WITH PREJUDICE

         IT IS HEREBY STIPULATED AND AGREED by the parties to this action listed below by and through their undersigned counsel, that pursuant to Court of Chancery Rule 41(a), the action filed by BBC Capital Market, Inc. in C.A. No. 17743 be and hereby is dismissed with prejudice as to the parties listed below. Each party will bear its own court costs. It is further stipulated between BBC Capital Market, Inc., and Carver Bancorp, Inc., Deborah C. Wright, David N. Dinkins, Linda H. Dunham, Robert J. Franz, Pazel G. Jackson, Jr., Herman Johnson, David R. Jones (collectively, the "Carver Parties), and it is ordered by the Court, that:

         1. Effective May 19, 2000, Kevin Cohee and Teri Williams will be appointed by Carver to serve (a) on the Carver Board of Directors (the "Carver Board") for a term expiring at the annual meeting of stockholders for the fiscal year ending March 31, 2002 and (b) on the Board of Directors of Carver Federal Savings Bank ("Carver Bank Board") for a coterminous period, irrespective of whether the Carver Bank Board is classified.

         2. Carver will hold its annual meeting of stockholders for the fiscal year ending March 31, 2000 on or before March 24, 2001 (the "2000 Annual Meeting").

         3. In connection with the 2000 Annual Meeting, Carver will ensure that a sufficient number of directors are made eligible for election to the Carver Board so that the sum of (a) the number two and (b) the number of directorships up for election at the 2000 Annual Meeting will constitute a majority of the number of directors on the Carver Board as of the date of the 2000 Annual Meeting. The foregoing provision will apply under all circumstances including, without limitation, in the event that the holders of


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                  Carver's Series A Preferred Stock and/or Series B Preferred
                  Stock are permitted to designate one or more additional directors to the Carver Board at any time before the 2000 Annual Meeting pursuant to the terms of those securities.

Dated:  May      , 2000     BOUCHARD MARGULES & FRIEDLANDER
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                            By: Andre G. Bouchard
                                Attorneys for Plaintiff BBC Capital Market, Inc.

Dated:  May      , 2000     RICHARDS, LAYTON & FINGER
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                            ---------------------------------------
                            By: Jesse A. Finkelstein
                                Attorneys for Defendants Carver Bancorp, Inc., Deborah C. Wright, David N. Dinkins,
                                Linda H. Dunham, Robert J. Franz,
                                Pazel G. Jackson, Jr., Herman Johnson
                                and David R. Jones

Dated:  May      , 2000     YOUNG CONAWAY STARGATT & TAYLOR LLP
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                            ---------------------------------------
                            By:  Martin S. Lessner
                                 Attorneys for Provender Opportunities
                                 Fund L.P. and Frederick O. Terrell

Dated:  May      , 2000     MORRIS, NICHOLS, ARSHT & TUNNELL
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                            By:  Jon E. Abramczyk
                            Attorneys for Morgan Stanley  & Co., Incorporated

IT IS SO ORDERED on this _______ day of __________, 2000.


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Vice Chancellor